Commitments And Contingencies - Summary Of Annual Base Rental Commitments Associated With Leases, Excluding Operating Expense Reimbursements (Details) - USD ($) $ in Thousands	Jun. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
Lessee, Operating Lease, Liability, Payment, Due [Abstract]
2021		$ 482
2022		490
2023		87
2024 and thereafter		0
Total lease payments		1,059
Less: imputed interest		(59)
Total lease liability		1,000
Less: Lease liability, current portion	$ (496)	(485)	$ (430)
Lease liability, noncurrent		$ 515